UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019 (July 24, 2019)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 24, 2019, Spirit of Texas Bancshares, Inc., a Texas corporation (“Spirit”), and Chandler Bancorp, Inc., a Texas corporation (“CBI”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), joined in by Kidd Partners, Ltd., a Texas limited partnership, as sole shareholder of CBI (“KPL”), providing for the acquisition by Spirit of CBI through the merger of CBI with and into Spirit, with Spirit surviving the merger (the “Merger”).

Pursuant to the terms and subject to the conditions of the Reorganization Agreement, which has been approved by the Board of Directors of each of Spirit and CBI and by KPL, as the sole shareholder of CBI, the transaction provides for the payment to the sole shareholder of CBI of (i) $19.2 million in cash, subject to adjustment described in the Reorganization Agreement, and (ii) 2,100,000 shares of Spirit common stock, subject to adjustment described in the Reorganization Agreement (collectively, the “Merger Consideration”). Based on the closing price of $22.10 for Spirit common stock on July 23, 2019, the transaction would have an aggregate value of $65.6 million.

If CBI’s total consolidated equity capital (determined in accordance with generally accepted accounting principles in the United States), after giving effect to any unrealized gains or losses in its securities portfolio as of March 31, 2019, less intangible assets and certain transaction costs to the extent not already paid or accrued by CBI (“Adjusted Equity Capital”), is less than $36.25 million as of the close of business on the business day preceding the date the Merger is completed (“Minimum Equity Capital”), then the cash portion of the Merger Consideration will be reduced, on a dollar for dollar basis, by an amount equal to the difference between the Adjusted Equity Capital and the Minimum Equity Capital.

If the average of the closing price per share of Spirit common stock on The NASDAQ Global Select Market (“Nasdaq”) for the ten consecutive trading days ending on and including the fifth trading day preceding the date the Merger is completed (the “Average Closing Price”) is less than the number obtained by multiplying (a) the average of the closing price per share of Spirit’s common stock on Nasdaq for the ten consecutive trading days ending on and including the fifth trading day preceding the date of the Reorganization Agreement (the “Average Initial Price”) by (b) 0.80, then the number of shares of Spirit common stock in the stock portion of the Merger Consideration to be issued to KPL, as the sole shareholder of CBI, will be increased such that the value of the stock portion of the Merger Consideration (valuing the stock portion of the Merger Consideration based on the Average Closing Price) will be equal to the product of (i) the value of 2,100,000 shares of Spirit common stock (valuing such shares based on the Average Initial Price) multiplied by (ii) 0.80. However, the number of shares of Spirit common stock in the stock portion of the Merger Consideration will not be increased by more than 82,000 shares. If the Average Closing Price is greater than the number obtained by multiplying (A) the Average Initial Price by (B) 1.20, then the number of shares of Spirit common stock in the stock portion of the Merger Consideration will be decreased such that the value of the stock portion of the Merger Consideration (valuing the stock portion of the Merger Consideration based on the Average Closing Price) will be equal to the product of (x) the value of 2,100,000 shares of Spirit common stock (valuing such shares based on the Average Initial Price) multiplied by (y) 1.20. However, the number of shares of Spirit common stock in the stock portion of the Merger Consideration will not be decreased by more than 51,000 shares.

Additionally, if the Average Closing Price is less than $17.81 per share and Spirit common stock underperforms a selected index of public bank holding companies listed on Nasdaq by more than 20.0%, CBI has the right to terminate the Reorganization Agreement. Upon receipt of notice of such termination, Spirit has the right, but not the obligation, to increase the Merger Consideration to prevent a termination of the Reorganization Agreement by CBI. Spirit may within two business days increase the Merger Consideration in its discretion by increasing the cash portion of the Merger Consideration and/or by increasing the number of shares of Spirit common stock in the stock portion of the Merger Consideration such that the sum of any additional cash consideration and the value of the stock portion of the Merger Consideration is equal to at least $37,396,800 (valuing the stock portion of the Merger Consideration based on the Average Closing Price of Spirit common stock).

As soon as practicable after the consummation of the Merger, Chandler Bancorp of Nevada, Inc., a Nevada corporation and wholly-owned subsidiary of CBI (“CBNV”), will be merged with and into Spirit, with Spirit surviving the merger (the “Second Merger”), and Citizens State Bank, a Texas state bank and wholly-owned subsidiary of CBNV (“CSB”), will be merged with and into Spirit of Texas Bank, SSB, a Texas state savings bank and wholly-owned subsidiary of Spirit (“Spirit Bank”), with Spirit Bank surviving the merger (the “Bank Merger”).

The Reorganization Agreement contains customary representations, warranties and covenants made by each of Spirit and CBI and certain limited representations, warranties and covenants made by KPL. Completion of the Merger is subject to certain conditions, including, among others (i) receipt of all governmental and regulatory consents and approvals required to consummate the Merger, (ii) absence of any injunction, order or legal restraint prohibiting the consummation of the Merger, (iii) certain agreements between CBI and its directors and officers remaining in full force and effect at closing, (iv) termination of CBI’s employee plans and (v) disposal of certain subject loans currently held by CBI. Approval by KPL, as the sole shareholder of CBI, of the Reorganization Agreement and the transactions contemplated thereby has been obtained. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct to the extent provided in the Reorganization Agreement and the other party having performed in all material respects its obligations under the Reorganization Agreement.

The Reorganization Agreement contains certain termination rights for both Spirit and CBI, including, among others, if the Merger is not consummated on or before January 20, 2019 (subject to a possible extension agreed to in writing by both parties).

The Merger is expected to close during the fourth quarter of 2019, subject to the satisfaction of customary closing conditions, including those listed above.

Aside from the transactions contemplated by the Reorganization Agreement, there is no material relationship between Spirit and CBI.

The foregoing summary of the Reorganization Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with entering into the Reorganization Agreement, each non-employee director of CBI, CBNV and CSB entered into a director support agreement (the “Director Support Agreement”), pursuant to which each director agrees to refrain from harming the goodwill of Spirit, CBI or any of their respective subsidiaries and their respective customer, client and vendor relationships for a period of two (2) years following the completion of the Merger, as well as certain additional restrictive covenants.

The foregoing description of the Director Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Director Support Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Reorganization Agreement, Spirit entered into a registration rights agreement (the “Registration Rights Agreement”) with KPL, providing certain “piggyback” registration rights to KPL. Pursuant to the terms of the Registration Rights Agreement, Spirit is required to notify KPL of its intention to file a registration statement covering its securities and is further required to include shares of the Company’s common stock held by KPL in such registration statement, if so requested by KPL.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Reorganization Agreement and the above description of the Reorganization Agreement and related transactions have been included to provide investors and security holders with information regarding the terms of the Reorganization Agreement. They are not intended to provide any other factual information about Spirit, CBI or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Reorganization Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of

Spirit, CBI or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by Spirit or CBI. Accordingly, investors should read the representations and warranties in the Reorganization Agreement not in isolation but only in conjunction with the other information about Spirit or CBI and their respective subsidiaries and affiliates included in reports, statements and other filings Spirit makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 2.02	Results of Operations and Financial Condition

On July 24, 2019, Spirit filed with the SEC a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) in connection with a proposed public offering of shares of Spirit’s common stock. The Preliminary Prospectus Supplement contains preliminary estimated unaudited financial results of Spirit as of and for the three months ended June 30, 2019. Such preliminary financial results are furnished under the heading “Preliminary Second Quarter 2019 Results” in the excerpt from the Preliminary Prospectus Supplement filed as Exhibit 99.1 to this Current Report on Form 8-K.

The preliminary financial results included in the Preliminary Prospectus Supplement are solely management estimates based on currently available information. In preparing the preliminary financial results, Spirit’s management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. Spirit’s actual financial results for the second quarter of 2019 have not yet been finalized. The preliminary financial results are not a comprehensive statement of all financial results as of and for the three months ended June 30, 2019 and are not necessarily indicative of the results to be achieved for any future period. Spirit is required to consider all available information through the finalization of its financial statements and their possible impact on Spirit’s financial conditions and results of operations for the period, including the impact of such information on the complex judgments and estimates referred to above. As a result, subsequent information or events may lead to material differences between the information about the results of operations described in the Preliminary Prospectus Supplement and the results of operations described in Spirit’s subsequent Quarterly Report on Form 10-Q.

Spirit’s independent registered public accounting firm, BDO USA, LLP, has not audited or reviewed, and does not express an opinion with respect to, the preliminary financial results.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document. The information furnished in this Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 7.01	Regulation FD Disclosure.

On July 24, 2019, Spirit issued a press release announcing that it had entered into a material definitive agreement with CBI. A copy of the press release announcing the execution of the Reorganization Agreement is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

On July 24, 2019, Spirit issued a press release announcing that it commenced an underwritten public offering of shares of its common stock, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01	Other Events

Spirit will hold a conference call and webcast at 9:00 a.m., Central Time, on July 25, 2019, with investors to provide supplemental information regarding the proposed Merger. A copy of the investor presentation for the conference call is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference into Item 8.01 of this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements are typically, but not exclusively, identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our ability to consummate the equity offering in the size and manner described herein; risks relating to our ability to timely complete, or complete at all, the pending acquisition of CBI, including the possibility that the expected benefits and synergies and our projections related to the acquisitions may not materialize as expected; that prior to the completion of the pending acquisition of CBI, the target’s businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; difficulty retaining key employees; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our recent acquisition of First Beeville Financial Corporation and our pending acquisition of CBI) and any future acquisitions; our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions; changes in management personnel; interest rate risk; credit risk associated with our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates and projections; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures and those of companies we acquire; our actual financial results for the three months ended June 30, 2019 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for such periods are finalized; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, and their application by our regulators; governmental monetary and fiscal policies; increases in our capital requirements; and other risks identified in Spirit’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, its Quarterly Report on Form 10-Q for the period ended March 31, 2019, filed with the SEC on May 10, 2019, and its other filings with the SEC.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2018 after giving effect to Spirit’s completed acquisition of First Beeville Financial Corporation, a Texas corporation, is attached to this Current Report on Form 8-K as Exhibit 99.5. Spirit is providing such information solely for the purpose of illustrating that the Merger is not a “fundamental change” for Spirit (as such term is used in item 512(a)(1)(ii) of Regulation S-K promulgated under the Securities Act), requiring financial statements of CBI to be included in the Preliminary Prospectus Supplement and the other documents filed or to be filed by Spirit with the SEC in connection with the proposed public offering.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of July 24, 2019, by and between Spirit of Texas Bancshares, Inc. and Chandler Bancorp, Inc., and joined in by Kidd Partners, Ltd. (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

10.1	Form of Director Support Agreement

10.2	Registration Rights Agreement dated as of July 24, 2019, by and between Spirit of Texas Bancshares, Inc. and Kidd Partners, Ltd.

99.1	Excerpts from Preliminary Prospectus Supplement, dated July 24, 2019

99.2	Press release issued by Spirit of Texas Bancshares, Inc., dated July 24, 2019, announcing the agreement to acquire Chandler Bancorp, Inc.

99.3	Press release issued by Spirit of Texas Bancshares, Inc., dated July 24, 2019, announcing the commencement of an underwritten public offering of its common stock

99.4	Investor presentation slides, dated July 24, 2019

99.5	Unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2019	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Jeffrey A. Powell
	Name:	Jeffrey A. Powell
	Title:	Chief Financial Officer and Executive Vice President